UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

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SUNSHINE FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 20, 2012

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Sunshine Financial, Inc., we cordially invite you to attend the annual meeting of Sunshine Financial, Inc. stockholders.  The meeting will be held at 10:00 a.m., local time, on May 23, 2012, at our executive offices located at 1400 East Park Avenue, Tallahassee, Florida.  The annual meeting will include management’s report to you on our fiscal year 2011 financial and operating performance.

The matters expected to be acted upon at the meeting are described in the accompanying notice of annual meeting of stockholders and proxy statement.  An important aspect of the annual meeting process is the annual stockholder vote on corporate business items.  I urge you to exercise your rights as a stockholder to vote and participate in this process.

We encourage you to attend the meeting in person.  Whether or not you plan to attend, please complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope or vote electronically via the Internet or telephone.  See “How do I vote?” in the proxy statement for more details.  Your prompt response will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.  Returning the proxy or voting electronically does NOT deprive you of your right to attend the meeting and to vote your shares in person for matters being acted upon at the meeting.

On behalf of your Board of Directors and management, I want to thank you for your attention to this important matter and express my appreciation for your confidence and support.

Very truly yours,

Louis O. Davis, Jr.
President and Chief Executive Officer

SUNSHINE FINANCIAL, INC.
1400 East Park Avenue
Tallahassee, Florida 32301
(850) 219-7200
___________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 23, 2012
___________________________________________________

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Sunshine Financial, Inc. will be held at our executive offices located at 1400 East Park Avenue, Tallahassee, Florida, on May 23, 2012, at 10:00 a.m., local time.

At the annual meeting, stockholders of Sunshine Financial will be asked to consider and vote upon: (1) the election of two directors, each of whom shall be elected for a term of three years, (2) approval of the Sunshine Financial, Inc. 2012 Equity Incentive Plan, and (3) ratification of the appointment of Hacker, Johnson & Smith, PA as the Company’s independent registered public accounting firm for the year ending December 31, 2012.  Your Board of Directors recommends that you vote “FOR” each of the foregoing proposals.

Stockholders also will transact any other business that may properly come before the annual meeting and any adjournments thereof.  As of the date of this proxy statement, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on March 30, 2012, as the record date for the annual meeting.  This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof.

The annual report to stockholders, which is not a part of the proxy soliciting materials, accompanies this notice of annual meeting of stockholders, proxy statement and form of proxy, which is first being mailed to stockholders on or about April 20, 2012.

It is important that your shares be represented and voted at the annual meeting.  You can vote your shares by completing and returning the enclosed proxy card.  Registered stockholders, that is, stockholders who hold their stock in their own name, can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.  Regardless of the number of shares you own, your vote is very important.  Please act today.

Thank you for your continued interest and support.

By Order of the Board of Directors

Brian P. Baggett
Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 23, 2012: This Notice of Annual Meeting of Stockholders, the attached proxy statement and the Company’s 2011 Annual Report on Form 10-K are available at https://www.sunshinesavingsbank.com/proxymaterials.htm.

SUNSHINE FINANCIAL, INC.
1400 East Park Avenue
Tallahassee, Florida 32301
(850) 219-7200
____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF STOCKHOLDERS
To be held on May 23, 2012
____________________

INTRODUCTION

The Sunshine Financial, Inc. Board of Directors is using this proxy statement to solicit proxies from the holders of common stock of Sunshine Financial, Inc. for use at Sunshine Financial, Inc.’s annual meeting of stockholders and any adjournments thereof.  The notice of annual meeting of stockholders, this proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about April 20, 2012.  References to Sunshine Financial, the Company, we, us and our, refer to Sunshine Financial, Inc., and as the context requires, Sunshine Savings Bank.  Sunshine Savings Bank is the wholly-owned subsidiary of Sunshine Financial.

INFORMATION ABOUT THE ANNUAL MEETING

What is the date, time and place of the annual meeting?

Our annual meeting will be held as follows:

Date:	May 23, 2012
Time:	10:00 a.m., local time
Place:	Executive Offices of Sunshine Financial
1400 East Park Avenue
Tallahassee, Florida

What matters will be considered at the annual meeting?

At the annual meeting, shareholders will be asked to vote on the following proposals:

Proposal 1 -	Election of two directors of the Company;

Proposal 2 -	Approval of the Sunshine Financial, Inc. 2012 Equity Incentive Plan; and

Proposal 3 -	Ratification of the appointment of Hacker, Johnson & Smith, PA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Shareholders also will transact any other business that may properly come before the meeting.  Members of our management team will be present at the meeting to respond to appropriate questions from shareholders.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

•	FOR the election of the director nominees named in this proxy statement;
•	FOR the approval of the 2012 Equity Incentive Plan; and
•	FOR the ratification of the appointment of Hacker, Johnson & Smith, PA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Who is entitled to vote?

The Board of Directors has fixed the close of business on March 30, 2012, as the record date for the annual meeting.  Only stockholders of record of Sunshine Financial common stock on that date are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof.  Each stockholder of record on March 30, 2012, will be entitled to one vote for each share of Sunshine Financial common stock held.  On March 30, 2012, there were 1,234,454 shares of Sunshine Financial common stock issued and outstanding and entitled to vote at the annual meeting.

What if my shares are held in “street name” by a broker, bank or other nominee?

If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your nominee, your nominee may nevertheless vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items, pursuant to current industry practice.

How will shares of common stock held in Sunshine Financial’s Employee Stock Ownership Plan be voted?

We maintain an employee stock ownership plan which beneficially owned approximately 8.0% of the Company’s common stock as of the record date.  Employees of the Company and Sunshine Savings Bank participate in the employee stock ownership plan.  Each participant may instruct the trustee of the plan how to vote the shares of common stock allocated to his or her account under the employee stock ownership plan.  If a participant properly executes the voting instruction card distributed by the trustee, the trustee will vote the participant’s shares in accordance with the instructions.  Where properly executed voting instruction cards are returned to the trustee with no specific instruction as to how to vote at the annual meeting, the trustee will vote the shares “FOR” the election of the director nominees named in this proxy statement, “FOR” the approval of the 2012 Equity Incentive Plan and “FOR” the ratification of the appointment of Hacker, Johnson & Smith, PA.  In the event the participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her employee stock ownership plan account, and in the case of shares held in the employee stock ownership plan but not allocated to any participant’s account, the trustee will vote such shares in the same proportion as directed by the participants who directed the trustee as to the manner of voting their allocated shares in the employee stock ownership plan with respect to each proposal.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of Sunshine Financial common stock outstanding on the record date will constitute a quorum.  Abstentions and broker “non-votes” will be included in determining the presence of a quorum at the annual meeting.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.  An adjournment will have no effect on the business that may be conducted at the meeting.

How do I vote?

1.  You may vote by mail.  If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions.

2.  You may vote by telephone.  If you are a registered shareholder, that is, if you hold your stock in your own name, you may vote by telephone by following the instructions included with the proxy card.  If you vote by telephone, you do not have to mail in your proxy card.

3.  You may vote on the internet.  If you are a registered shareholder, that is, if you hold your stock in your own name, you may vote on the Internet by following the instructions included with the proxy card.  If you vote on the Internet, you do not have to mail in your proxy card.

4.  You may vote in person at the meeting.  If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of Sunshine Financial common stock on March 30, 2012, the record date for voting at the annual meeting.

Can I vote by telephone or on the Internet if I am not a registered shareholder?

If your shares are held in “street name” by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the Internet.

Can I change my vote after I submit my proxy?

If you are a registered shareholder, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

•	signing another proxy with a later date;
•	voting by telephone or on the Internet -- your latest telephone or Internet vote will be counted;
•	giving written notice of the revocation of your proxy to the Secretary of the Company prior to the annual meeting; or
•	voting in person at the annual meeting.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

What if I do not specify how my shares are to be voted?

If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the director nominees to the Company’s Board of Directors;
•	FOR the approval of the 2012 Equity Equity Compensation Plan; and
•	FOR the ratification of the appointment of Hacker, Johnson & Smith, PA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Will any other business be conducted at the annual meeting?

The Board of Directors knows of no other business that will be conducted at the meeting.  If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to approve the proposals?

Directors are elected by a plurality of the votes cast, which means that the director nominees who receive the highest number of votes for the positions to be filled will be elected.  The approval of the 2012 Equity Incentive Plan and the ratification of the appointment of Hacker, Johnson & Smith, PA as the Company’s independent registered public accounting firm require the affirmative vote of the majority of votes cast on the matter.

How will withheld votes and abstentions be treated?

If you withhold authority to vote for one or more director nominees or if you abstain from voting on any of the other proposals, your shares will still be included for purposes of determining whether a quorum is present.  If you abstain from voting on the 2012 Equity Incentive Plan or the ratification of the appointment of the independent auditors, your shares will be included in the number of shares voting on that proposal and, consequently, your abstention will have the same practical effect as a vote against that proposal.

How will broker non-votes be treated?

Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum.  Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal.  Consequently, any broker non-votes will have the following effects:

Proposal 1.	Broker non-votes will have no effect on the election of directors.
Proposals 2 and 3.
Broker non-votes will not be counted in determining the number of shares necessary for approval of the 2012 Equity Incentive Plan or for the ratification of the appointment of the Company’s independent auditors and will, therefore, reduce the absolute number, but not the percentage, of the affirmative votes required for the approval of each of these proposals.

STOCK OWNERSHIP OF SUNSHINE FINANCIAL,INC.
COMMON STOCK

Stock Ownership of Directors and Executive Officers

The following table presents information regarding the beneficial ownership of Sunshine Financial common stock as of March 30, 2012, by:

•	those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of Sunshine Financial;

•	each director and director nominee of Sunshine Financial;

•	each named executive officer of Sunshine Financial set forth in the “Summary Compensation Table” herein; and

•	all of the executive officers and directors of Sunshine Financial as a group.

The persons named in this table have sole voting and dispositive power for all shares of common stock shown as beneficially owned by them, except as indicated in the footnotes to this table.  The address of each beneficial owner named in the table, except where otherwise indicated, is the same address as Sunshine Financial.  An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Sunshine Financial.  As of March 30, 2012, there were 1,234,454 shares of Sunshine Financial common stock outstanding.

	Amount and Nature of Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Beneficial Owners of More Than 5%

Stilwell Value Partners II, L.P., Stilwell Value Partners VII, L.P. Stilwell Partners, L.P. and Joseph Stilwell(1) 111 Broadway, 12th Floor New York, NY 10006	120,000	9.7%

Sandler O’Neill Asset Management, LLC, SOAM Holdings, LLC and Terry Maltese(2) 780 Third Avenue, 30th Floor New York, NY 10017	109,800	8.9%

Sunshine Financial Employee Stock Ownership Plan	98,756	8.0%

Wellington Management Company, LLP(3) 280 Congress Street Boston, MA 02210	85,300	6.9%

Ithan Creek Master Investors (Cayman) LP(4) Wellington Hedge Management, LLC 280 Congress Street Boston, MA 02210	70,800	5.7%

	Amount and Nature of Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Directors, Director Nominees and Executive Officers

Benjamin F. Betts Chairman of the Board	2,500	*

Louis O. Davis, Jr. Director/President and Chief Executive Officer	15,000	1.2%

Brian P. Baggett Director/Executive Vice President	---	*

Robert K. Bacon Director/Director Nominee	---	*

Joyce E. Chastain Director	---	*

Patrick E. Lyons Director	100	*

Doris K. Richter Director	1,000	*

Fred G. Shelfer, Jr. Director/Director Nominee	---	*

Scott A. Swain Senior Vice President/Chief Financial Officer	4,750	*

John W. Madden(5) Retired Chairman of the Board	500	*

Jack P. Dodd(5) Retired Director	100	*

All directors, director nominees and executive officers of Sunshine Financial as a group (11 persons)	23,950	1.9%
______________________
(1)
As reported in the Schedule 13D filed with the SEC on April 18, 2011, jointly by Stilwell Value Partners II, L.P., Stilwell Value Partners VII, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Joseph Stilwell (collectively, the “Stilwell Group”), The Stilwell Group reported having shared voting and dispositive power with respect to all 120,000 shares.

(2)
As reported in the Schedule 13G filed with the SEC on February 14, 2012, by Sandler O’Neill Asset Management LLC (“SOAM”), SOAM Holdings, LLC (“Holdings”) and Terry Maltese, Managing Member of SOAM.  SOAM reported shared voting and dispositive power with respect to 99,800 shares; Holdings reported shared voting and dispositive power with respect to 86,000 shares; and Mr. Maltese reported sole voting and dispositive power with respect to 10,000 shares and, as the Managing Member of SOAM, shared voting and dispositive power with respect to 99,800 shares.

(3)
As reported in the Schedule 13G filed with the SEC on February 14, 2012, by Wellington Management Company, LLP, which reported shared voting and dispositive power with respect to all shares beneficially owned.

(4)
As reported in the Schedule 13G filed February 14, 2012, by Wellington Hedge Management, LLC (“Wellington”), in its capacity as the sole general partner of Ithan Creek Master Investors (Cayman) L.P. (“ICMI”), the record owner of the shares.  Wellington and ICMI reported having shared voting and dispositive power with respect to all 63,700 shares.

(5)	Mr. Madden and Mr. Dodd retired from the Board of Directors effective December 31, 2011.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board of Directors consists of eight members.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.

The table below sets forth information regarding our Board of Directors, including their age, position with Sunshine Financial and term of office. The “Director Since” column includes service on the Board of Directors of Sunshine Savings Bank (and its predecessor) as well as service on Sunshine Financial’s Board of Directors.

The Board of Directors selects nominees for election as directors, based on the recommendation of the Nominating Committee.  Robert K Bacon and Fred G. Shelfer, Jr. have been nominated for election to the Board of Directors for a three year term.  Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.  Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.  The Board of Directors recommends you vote “FOR” each of management’s director nominees.

Name	Age(1)	Position(s) Held	Director Since	Term Expires
Director Nominees

Robert K. Bacon	57	Director	2012	2015

Fred G. Shelfer, Jr	64	Director	2012	2015

Continuing Directors

Brian P. Baggett	48	Director and Executive Vice President	2007	2013

Joyce E. Chastain	58	Director	2012	2013

Louis O. Davis, Jr.	65	Director, President and CEO	2007	2013

Benjamin F. Betts, Jr.	70	Chairman of the Board	2008	2014

Patrick E. Lyons	47	Director	1997	2014

Doris K. Richter	65	Director	2002	2014
(1)  As of December 31, 2011.

Business Experience and Qualification of Directors

The business experience of each director for at least the past five years is set forth below.  The biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating Committee and the board of directors to determine that the person should serve as a director.  Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Robert K. Bacon.  Mr. Bacon is the President and co-owner of the Earl Bacon Agency, Inc., which engages in insurance sales and consulting, where he has worked since 1981.  He is a graduate of the Florida State University and has held an active CPA license since 1979.  In addition, Mr. Bacon holds multiple Florida insurances licenses and a FINRA Series-7 Securities license.  He has previously served on the board of directors of a local community bank and chaired its audit committee.  He also previously served as an advisory director for a large regional bank.

Mr. Bacon’s extensive and varied knowledge of insurance and investing provides the Board with experience and expertise in areas that directly influence the future profitability of the Company.  His first hand knowledge of, and thirty year involvement in, the local business community will provide important guidance and direction to our Company.

Fred G. Shelfer, Jr.  Mr. Shelfer has been the President and CEO of Goodwill Industries - Big Bend, Inc., since 2004, a 501(c)3 nonprofit organization with a mission to provide job training, education, and employment to people with disabilities and other barriers to employment.  Previously he has held Florida real estate brokerage and insurance licenses and was the developer of several multifamily housing and golf course communities in the Tallahassee area.  He currently is an investor in several commercial shopping centers in Tallahassee.  Mr. Shelfer received a BA from Emory University in Atlanta.

Mr. Shelfer’s first hand knowledge of local building codes and commercial development activities provides significant oversight capability for our future participation in commercial and residential lending activities.

Brian P. Baggett.  Mr. Baggett serves as the Executive Vice President and Corporate Secretary of Sunshine Financial, positions he has held since its formation in 2010.  Mr. Baggett serves as the Executive Vice President and Chief Lending Officer of Sunshine Savings Bank, positions he has held since its formation in 2007.  He has been employed Sunshine Savings Bank, including its predecessor organization, for the last 20 years, and with Sunshine Financial since its incorporation in 2010.  His current responsibilities include overseeing the lending department and bank administration.  He has overseen all major areas of Sunshine Savings Bank.

Mr. Baggett’s affiliation with Sunshine Savings for over 20 years has provided him with strong leadership and managerial skills, as well as an in-depth knowledge and understanding of our history, operations and customer base.

Joyce E. Chastain.  Ms. Chastain has served as the Human Resources Consultant for Mail Line Information Systems of Tallahassee, Florida since 2004, an IBM reseller with 750 employees in 50 states.  Ms. Chastain also is the owner of Chastain Consulting which provides human resource and personnel management services to local companies in the north Florida and south Georgia areas.  Since 2009, she has been a member of the Executive Board of the HR Florida State Council, a non-profit accrediting association of human resource professionals.

Ms. Chastain’s career knowledge and experience in human resource issues, includes negotiating compensation plans, benefit plans and dealing with state and federal labor laws.  Her expertise will provide a considerable benefit to our Board in labor and employment issues.

Louis O. Davis, Jr.  Mr. Davis serves as the President and Chief Executive Officer of Sunshine Financial, a position he has held since its formation in 2010.   Mr. Davis also serves as the President and Chief Executive Officer of Sunshine Savings Bank (including its predecessor entity), a position he has held since 2005.  He has over 30 years of experience managing thrifts in Florida, including serving as President and Chief Executive Officer of First Bank of Florida and its publicly-traded holding company, First Palm Beach Bancorp.  Mr. Davis also held senior management positions with First Federal of the Palm Beaches, a mutual thrift in West Palm Beach, Florida.

Mr. Davis’ over 30 years of banking experience, as well as his experience in running a public company, have provided him with strong leadership and managerial skills, as well as a deep understanding of the financial industry, capital markets and the Florida marketplace, all which position him well to serve as our President and Chief Executive Officer.

Benjamin F. Betts, Jr.   Mr. Betts is the Chairman of the Board of Directors of Sunshine Financial and Sunshine Savings Bank.  Mr. Betts is a Certified Public Accountant.  He is currently a partner in the Tallahassee, Florida office of the regional Certified Public Accounting firm of Carr, Riggs & Ingram, LLC.

Mr. Betts was originally nominated as a director because of his accounting expertise and experience. Mr. Betts’ expertise also qualifies him as a financial expert, which was the basis of his selection as chairman of the Audit Committee.

Patrick E. Lyons.  Mr. Lyons is a law enforcement officer for the Leon County Sheriff's Office.  He has held that position since 1998.  He has also been a Certified General Contractor in the State of Florida since 2008.  Prior to that, Mr. Lyons was employed by Sunshine State Credit Union for 12 years.
Mr. Lyons’ 24 years of service with Sunshine Savings Bank, and its predecessor, Sunshine State Credit Union, first as an employee and then as a director, gives him an in-depth knowledge and understanding of our history, operations and customer base.  In addition, as a law enforcement officer, Mr. Lyon’s has developed strong interpersonal skills and extensive experience in the area of security, which he draws upon for his service on our board.

Doris K. Richter.  Ms. Richter is President and owner of VIP Travel and Tours, Inc., a full-service travel agency located in Tallahassee, Florida.  Ms. Richter has been with VIP Travel and Tours, Inc. since 1991.
Mrs. Richter’s 8 years of service as a director of Sunshine Savings Bank and its predecessor, Sunshine State Credit Union, provide her with a strong knowledge and understanding of the institution’s business, history and market area.  Mrs. Richter’s 19 years of running a successful business has provided her with strong leadership, management and administrative skills which are valuable to our organization.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors of Sunshine Financial has determined that all of its directors, with the exception of Louis O. Davis, Jr. and Brian P. Baggett, each of whom is a current officer of the Company, are “independent directors,” as that term is defined by the applicable listing standards of the Nasdaq Marketplace Rules and by the Securities and Exchange Commission.  These independent directors are Robert K. Bacon, Benjamin F. Betts, Jr., Joyce E. Chastain, Patrick K. Lyons, Doris K. Richter and Fred G. Shelfer, Jr.  The Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.  In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its management.

Board Leadership Structure

The Board of Directors has placed the responsibilities of Chairman with an independent nonexecutive member of the Board which we believe provides better accountability between the Board and our management team.  We believe it is beneficial to have an independent Chairman whose sole responsibility to us is leading our Board members as they provide leadership to our executive team.  Our Chairman is responsible for providing leadership to the Board and facilitating communication among the directors; setting the Board meeting agendas in consultation with the President and CEO; and presiding at Board meetings and executive sessions.  This delineation of duties allows the President and CEO to focus his attention on managing the day-to-day business of the Company.  We believe this structure provides strong leadership for our Board, while positioning our President and CEO as the leader of the Company in the eyes of our customers, employees and other stakeholders.

Board Role in Risk Oversight

As part of its overall responsibility to oversee the management, business and strategy of our company, one of the primary responsibilities of our Board of Directors is to oversee the amounts and types of risk taken by management in executing the corporate strategy, and to monitor our risk experience against the policies and procedures set to control those risks.  The Board’s risk oversight function is carried out through its approval of various policies and procedures, such as our lending and investment polices; ratification or approval of investments and loans exceeding certain thresholds; and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.  Some oversight functions are delegated to committees of the Board, with such committees regularly reporting to the full board the results of their oversight activities.  For example, the Audit Committee is responsible for oversight of the independent auditors and meets directly with the auditors at various times during the course of the year.

Board Meetings and Committees

The Board of Directors of Sunshine Financial generally meets quarterly and the Board of Directors of Sunshine Savings Bank, its wholly-owned operating subsidiary, generally meets monthly.  During 2011, the Sunshine Financial Board held four meetings and the Sunshine Savings Bank Board held 12 meetings.  During 2011, no director during the period that he or she served attended less than 75% of the Sunshine Financial Board meetings, Sunshine Savings Bank Board meetings and any committees thereof on which he or she served.

We have standing Executive, Audit, Compensation and Nominating Committees.  During 2011, the Executive Committee was comprised of Directors Madden (chair), Davis and Betts.  The Audit Committee was comprised of Directors Betts (chair), Dodd and Richter.  The Compensation Committee was comprised of Directors Lyons (chair), Davis and Richter.  The Nominating Committee was comprised of Directors Davis (chair), Dodd, Madden, Richter and Betts.  Directors Madden and Dodd retired from the Board of Directors effective December 31, 2011.  Mr. Davis’ service on the Nominating and Compensation Committees terminated in April 2011 in connection with the completion of the Company’s initial public offering.

Executive Committee.  The Executive Committee acts on behalf of the entire board in between regularly scheduled meetings.  This Committee met once in 2011.

Audit Committee.  The Audit Committee operates under a formal written charter adopted by the Board of Directors.  The Audit Committee is appointed by the Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of our consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the annual independent audit of our consolidated financial statements, the independent auditors’ qualifications and independence, the performance of our internal audit function and independent auditors and any other areas of potential financial risk to Sunshine Financial specified by its Board of Directors.  The Audit Committee also is responsible for the appointment, retention and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by the independent auditors, and for the review and approval, on an ongoing basis, of all related party transactions for potential conflict of interest situations.  The Audit Committee Report appears on page 22 of this proxy statement.

All members of the Audit Committee (i) are independent as defined under Rule 4200 (a)(15) of the Nasdaq Marketplace Rules; (ii) meet the criteria for independence set forth in SEC Rule 10A-3(b)(1); (iii)

have not participated in the preparation of the financial statements of Sunshine Financial or any of its current subsidiaries at any time during the past three years; and (iv) are able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement. The Board of Directors has determined that Director Betts is an “audit committee financial expert” as defined in Item 407(e) of Regulation S-K of the Securities and Exchange Commission and that all of the Audit Committee members meet the financial literacy requirements under the Nasdaq listing standards.  The Audit Committee is scheduled to meet at least quarterly and on an as-needed basis.  The Audit Committee met seven times during 2011.  The Audit Committee of Sunshine Financial also serves as the audit committee of Sunshine Savings Bank.

Compensation Committee.  The Compensation Committee operates under a formal written charter adopted by the Board of Directors.  The Company’s Compensation Committee and the Bank’s Compensation Committee, which have identical membership, are collectively responsible for determining compensation to be paid to the Bank’s officers and employees, which are based on the recommendation of supervisors, including the President and Chief Executive Officer.  Officers Davis and Baggett are not present during voting or deliberations concerning their compensation.  All members of the Compensation Committee are independent as defined under the Nasdaq Marketplace Rules.  During 2011, the Compensation Committee held two meetings.

Nominating Committee.  The Nominating Committee operates under a formal written charter adopted by the Board of Directors.  The Nominating Committee is responsible for identifying individuals qualified to serve as board members and recommending to the Board of Directors the director nominees for election or appointment to the Board of Directors.  Final approval of director nominees is determined by the full Board, based on the recommendation of the Nominating Committee.

The Nominating Committee recommends candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s articles of incorporation, bylaws and charter, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.  Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

Nominations, other than those made by the Board of Directors after its review of the recommendations of the Nominating Committee, must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in the Company’s bylaws.  In general, to be timely, a stockholder’s notice must be received by the Company not less than 90 days nor more than 120 days prior to the date of the scheduled annual meeting; however, if less than 100 days’ notice of the date of the scheduled annual meeting is given by the Company, the stockholder has until the close of business on the tenth day following the day on which notice of the date of the scheduled annual meeting was made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company’s bylaws.

The foregoing description is a summary of the Company’s nominating process.  Any stockholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company’s articles of incorporation and bylaws, and Maryland law.

All members of the Nominating Committee are independent as defined in the Nasdaq Marketplace Rules.  The Company’s Nominating Committee did not meet during 2011.

Committee Charters. The full responsibilities of the Audit, Compensation and Nominating Committees are set forth in their charters, which are posted in the “Investor Relations” section under the “About Us” heading on our website at www.sunshinesavingsbank.com.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics which applies to all of our directors, officers and employees, including directors, officers and employees of our subsidiaries and affiliates.  Our Code of Business Conduct and Ethics is posted in the “Investor Relations” section under the “About Us” heading on our website at www.sunshinesavingsbank.com.

Stockholder Communications with Directors

Stockholders may communicate directly with the Board of Directors, or any individual Board member, by sending written communications to the Company, addressed to the Chairman of the Board or such individual Board member.

Board Member Attendance at Annual Stockholder Meetings

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances.  This will be our first annual meeting of stockholders and all of our directors are expected to attend.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information concerning the annual compensation for services provided to us during the periods indicated by our Chief Executive Officer and our two other most highly compensated executive officers.  We refer to the individuals listed in the table below as the named executive officers.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation		Total

Louis O. Davis, Jr.	2011	$196,840	---	$3,383	(1)	$200,223
President and Chief	2010	$178,000	$355	$3,610		$181,965
Executive Officer

Brian P. Baggett	2011	$163,755	---	$8,530	(1)	$172,285
Executive Vice President	2010	$152,880	$355	$8,113		$161,348

Scott A. Swain	2011	$119,647	---	$6,375	(1)	$126,022
Chief Financial Officer	2010	$108,229	$379	$5,822		$114,430
___________________________

(1)
The amounts reflect 2011 matching contributions pursuant to the 401(k) plan totaling $0, $8,170 and $5,984, and premium payments for excess life insurance of $3,383, $360 and $391 made by Sunshine Savings Bank for Messrs. Davis, Baggett and Swain, respectively.

Employment Agreements.  Effective January 1, 2008, Sunshine Savings Bank entered into an employment agreement with Mr. Davis, which has a three-year term with continuing annual extensions, subject to approval by the Board of Directors.  Under the terms of this agreement, Mr. Davis's minimum base salary is $178,000.  The amount of annual base salary is reviewed by the Compensation Committee each year.  The employment agreement also provides for the payment of club fees; life insurance; fully paid health, dental and long-term disability insurance; participation in any retirement plans; and participation in any other executive compensation plan.  Mr. Davis also is entitled to expense reimbursement, professional and educational dues, expenses for programs related to Sunshine Savings Bank operations, including travel costs.

Under the employment agreement, if Mr. Davis's employment is terminated for any reason other than cause, death, or disability, or if Mr. Davis terminates his employment for good reason, he will be entitled to his salary for the remaining term of the agreement and continued eligibility under the health benefit programs for executive officers.  The employment agreement includes an agreement not to compete with Sunshine Savings Bank and Sunshine Financial in the delivery of financial services for a period of one year following termination of employment.   The value of compensation and benefits payable under the agreement is capped so as to prevent imposition of the golden parachute tax under Section 280G of the Internal Revenue Code.

Change of Control Agreements.  In April 2011, Sunshine Financial entered into change in control agreements with each of the named executive officers.  The change in control agreements provide for a severance payment in the event of a termination of employment within six months preceding or 24 months following a change in control of Sunshine Financial or Sunshine Savings Bank.  The value of the severance benefits under Mr. Davis’s change in control agreement is 2.99 times his then current salary.  The value of the severance benefits under Messrs. Baggett’s and Swain’s change in control agreements is 24 months of their then current salary.  Assuming that a change in control had occurred at December 31, 2011, Messrs. Davis, Baggett and Swain would be entitled to a payment of approximately $588,551, $327,510 and $239,294, respectively.  The agreements provide that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

COMPENSATION OF DIRECTORS

Non-Employee Director Compensation

The following table provides compensation information for each non-employee member of the board of directors of Sunshine Savings Bank during the year ended December 31, 2011.

Name	Fees Earned or Paid in Cash

Robert K. Bacon(1)	---
Benjamin F. Betts, Jr. (2)	$6,125
Joyce E. Chastain(1)	---
Jack P. Dodd(3)	$5,975
John W. Madden(3)	$7,050
Doris K. Richter	$6,775
Patrick E. Lyons	$6,100
Fred G. Shelfer, Jr. (1)	---
_________________________
(1)	Appointed to the Board January 1, 2012.
(2)	Appointed Chairman of the Board in 2012.
(3)	Retired from the Board of Directors effective December 31, 2011. Mr. Madden served as Chairman of the Board during 2011.

Non-employee directors of Sunshine Savings Bank receive compensation for their service on the board of directors of the Bank.  In setting their compensation, the Board of Directors considers the significant amount of time and level of skill required for director service.  Director compensation is reviewed annually by the Compensation Committee, which makes recommendations for approval by the Board of Directors.  For the year ended December 31, 2012, this compensation consists of fees of $500 for each board meeting attended, for all directors except the chairman, who receives $600 per board meeting attended. In addition, members of the Audit Committee, Compensation Committee and non-employee members of the Executive Committee each receive $150 for each committee meeting attended.  Directors who are Sunshine Savings Bank employees receive no extra pay for services as directors.

Directors are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending out-of-town board and committee meetings, industry conferences and continuing education seminars.

Directors are not paid for services on the Board of Directors of Sunshine Financial.  We may if we believe it is necessary to attract or retain qualified directors or if it is otherwise beneficial to Sunshine Financial, adopt a policy of paying directors for service on the Sunshine Financial Board.

PROPOSALII- APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN

Purpose

The purpose of the Sunshine Financial, Inc. 2012 Equity Incentive Plan is to promote the long-term growth and profitability of the Company, to provide directors and employees with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide these individuals with incentives that are closely linked to the interests of the Company’s shareholders.  The Board of Directors believes that the shares that would be available for equity-based incentive awards under the 2012 Equity Incentive Plan are essential in assisting the Company in attracting and retaining management and other personnel of the highest quality and align the long-term interests of these individuals with the interests of the Company’s shareholders.

As noted below, if approved by the Company’s shareholders at the annual meeting, the 2012 Equity Incentive Plan would authorize up to 172,823 shares of common stock to be utilized for awards of stock options, stock appreciation rights and restricted stock awards (which may be in the form of shares of common stock or share units giving the participant the right to receive shares of common stock at a specified future date), with no more than 123,445 shares issued upon exercise of stock options and stock appreciation rights and no more than 49,378 shares issued upon award or vesting of restricted stock awards.  The 172,823 shares represent approximately 14.0% of the shares of common stock outstanding as of March 30, 2012.

The principal features of the 2012 Equity Incentive Plan are discussed below.  The discussion is only a summary and is qualified in its entirety by reference to the full text of the 2012 Equity Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

General

The 2012 Equity Incentive Plan provides for the grant of the following types of awards to directors, advisory directors or directors emeritus, officers or employees of the Company and its subsidiaries who are selected to receive awards (collectively referred to below as “participants”):

•
options to purchase shares of common stock, which may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (“incentive stock options”) or non-statutory options which do not satisfy the provisions of Section 422 of the Internal Revenue Code (“non-qualified stock options”) (incentive stock options and non-qualified stock options are together referred to as “stock options” or “options”);

•	stock appreciation rights; and

•	restricted stock awards, which may be in the form of shares of common stock or share units giving the participant the right to receive shares of common stock at a specified future date.

Subject to adjustments described below under “- Changes in Capitalization,” the number of shares of common stock available for awards under the 2012 Equity Incentive Plan is 172,823, with no more than 123,445 shares issued upon exercise of stock options and stock appreciation rights and no more than 49,378 shares issued upon award or vesting of restricted stock awards.  Shares will be considered issued only if actually issued upon the exercise of a stock option or stock appreciation right or in connection with a restricted stock award.  Any award subsequently forfeited, in whole or in part, will not be considered issued.  If any award terminates, expires or lapses for any reason, any shares subject to the award will again be available for future awards under the 2012 Equity Incentive Plan.  Shares used to pay the exercise price of a stock option and shares used to satisfy tax withholding obligations will not be available for future awards.  To the extent shares are delivered pursuant to the exercise of a stock appreciation right, the number of underlying shares as to which the exercise related will count against the number of shares available for future awards, as opposed to only counting the shares actually issued.

Under the 2012 Equity Incentive Plan, during any calendar year, the maximum aggregate number of shares which may be issued to any one individual upon exercise of stock options and stock appreciation rights is 30,862, and the maximum aggregate number of shares which may be issued to any one individual upon award or vesting of restricted stock awards is 12,345, in each case subject to adjustments described below under “- Changes in Capitalization.”

As noted above, a participant may be a director, advisory director or director emeritus, officer or employee of the Company or any of its subsidiaries.  The total number of such individuals is currently approximately 79.

Administration of the 2012 Equity Incentive Plan

The 2012 Equity Incentive Plan will be administered by a committee (referred to below as the “Plan Committee”) of two or more members of the Company’s Board of Directors, each of whom qualifies as (i) an “outside director,” within the meaning of Section 162(m) of the Internal Revenue Code, (ii) a “Non-Employee Director,” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) an “independent director” under the listing standards of the Nasdaq Stock Market.  Plan Committee members will serve at the discretion of the Company’s Board of Directors and may be removed by the Board at any time.  It is expected that the Company’s Compensation Committee will be designated by the Board as the Plan Committee if the 2012 Equity Incentive Plan is approved by shareholders at the annual meeting.

The Plan Committee will have the authority to:

•	select participants and grant awards, determine the number of shares subject to awards to be granted and establish the terms and conditions of awards;

•	interpret the 2012 Equity Incentive Plan and determine all questions that may arise under the 2012 Equity Incentive Plan as to eligibility for participation;

•	with the consent of the participant, to the extent deemed necessary by the Plan Committee, modify the terms of any outstanding award or accelerate or defer the vesting date of the award;

•	adopt rules and regulations and prescribe forms for the operation and administration of the 2012 Equity Incentive Plan; and

•	take any other action not inconsistent with the provisions of the 2012 Equity Incentive Plan that the Plan Committee may deem necessary or appropriate.

General Terms of Awards

Stock Options.  Stock options may be granted to participants at any time and from time to time by the Plan Committee.  Each option grant will be evidenced by an award agreement that specifies the exercise price, the exercise period, the number of shares to which the option pertains, the vesting schedule, and such other provisions as the Plan Committee determines. In addition, the award agreement will specify whether the option is intended to be an incentive stock option (which may only be granted to employees) or a non-qualified stock option.  The exercise price must not be less than the fair market value of a share of the Company’s common stock on the date of grant, provided that the exercise price of an incentive stock option granted to a holder of more than 10% of the outstanding shares of the Company’s common stock must not be less than 110% of the fair market value of a share of the Company’s common stock on the date of grant.  The fair market value is the closing sale price of the Company’s common stock on the Nasdaq Stock Market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date.  The exercise period of a non-qualified stock option may not exceed 15 years from the grant date and the exercise period of an incentive stock option may not exceed ten years from the grant date, provided that the exercise period of an incentive stock option granted to a holder of more than 10% of the outstanding shares of the Company’s common stock may not exceed five years from the grant date.

A participant will be permitted to pay the exercise price of his or her option in cash, or, if and to the extent permitted by the Plan Committee, by delivering shares of the Company’s common stock that he or she already owns having an aggregate fair market value equal to the aggregate exercise price, or by a combination of cash and such shares. The participant also will be permitted to pay the exercise price through a cashless exercise facilitated through a broker.  The minimum number of shares which may be acquired upon exercise at any time is 100 or, if less, the total number of shares as to which the option has not yet been exercised.

The termination of a participant’s service with the Company will affect his or her ability to exercise options granted under the 2012 Equity Incentive Plan.  Upon termination of service of a participant other than for cause or due to death or disability, unless otherwise determined by the Committee and specified in the award agreement, all outstanding unvested options granted to the participant will be forfeited and all outstanding vested options granted to the participant will remain exercisable for three months following the termination date, but in no event beyond the expiration date of the option.  Upon termination of service of a participant due to death or disability, unless otherwise determined by the Plan Committee and specified in the award agreement, all outstanding unvested options granted to the participant will vest in full, and all outstanding options granted to the participant (regardless of whether previously vested or unvested) will remain exercisable for one year following the termination, but in no event beyond the expiration date of the option.  Upon termination of service of a participant for cause, all outstanding vested and unvested options granted to the participant will immediately be forfeited.

Stock Appreciation Rights.  Stock appreciation rights may be granted to participants at any time and from time to time as determined by the Plan Committee.  Each stock appreciation right will be evidenced by an award agreement that specifies the terms of the award, including the number of shares subject to the award, vesting conditions, exercise price (which must be equal to at least 100% of the fair market value of a share of the Company’s common stock on the date of grant) and the exercise period (which may not exceed 15 years). A stock appreciation right may be granted in tandem with a stock option or be granted independently of any option. In the case of a stock appreciation right that is granted in tandem with a stock option, the exercise of one award will reduce, on a one-to-one basis, the number of shares covered by the other award.  The plan provisions on the vesting and exercising of stock appreciation rights after termination of service are essentially the same as those applicable to stock options.

The exercise of a stock appreciation right will entitle its holder to receive an amount of cash or shares of the Company’s common stock having a value equal to (1) the difference between the fair market value of a share of the Company’s common stock on the date of exercise over the exercise price, multiplied by (2) the number of shares with respect to which the stock appreciation right is exercised.   The minimum number of shares as to which a stock appreciation right may be exercised is 100 or, if less, the total number of shares as to which the stock appreciation right has not yet been exercised.

Restricted Stock Awards. Restricted stock awards may be granted to participants at any time and from time to time as determined by the Plan Committee.  Restricted stock awards may be in the form of shares of the Company’s common stock that are subject to forfeiture and limits on transfer until the shares vest or in the form of restricted stock units, which are rights to receive shares of the Company’s common stock at a specified future date that are subject to forfeiture and limits on transfer until the units vest.  Each restricted stock award will be evidenced by an award agreement that specifies the terms of the award, including the number of shares or units covered by the award, the amount (if any) that the participant must pay to the Company in consideration for the issuance of such shares or units, the vesting conditions and, in the case of restricted stock units, the circumstances pursuant to which the units will be converted to shares of stock.

During the vesting period, unless specified otherwise in the applicable award agreement, a holder of shares of restricted stock will have all the rights of a shareholder, including the right to vote and the right to receive dividends paid with respect to those shares.  A holder of restricted stock units will not have voting rights with respect to the underlying shares until those shares are issued but, unless otherwise provided in the applicable award agreement, will have the right to receive dividend equivalents in the case of any dividends paid on the Company’s common stock.  Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

Unless otherwise determined by the Plan Committee and specified in the award agreement: (i) if a participant terminates service with the Company for any reason other than death or disability, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will be forfeited; and (ii) if a participant terminates service with the Company due to death or disability, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will vest in full.

Prohibition on Repricing of Stock Options and Stock Appreciation Rights

Other than as described under “- Changes in Capitalization,” neither the Company’s Board of Directors nor the Plan Committee may amend or modify the exercise price of a stock option or stock appreciation right, or cancel the stock option or stock appreciation right at a time when the exercise price is greater than the fair market value of the Company’s common stock in exchange for another award.

Transferability of Awards

A stock option, stock appreciation right or restricted stock award may be transferred upon the death of the participant to whom it is awarded, by will or the laws of inheritance.  A stock option, stock appreciation right or restricted stock award may be transferred during the lifetime of the participant to whom it is awarded only pursuant to a domestic relations order, provided that the participant may apply to the Plan Committee for approval to transfer to a family member all or any portion of an unexercised non-qualified stock option or a stock appreciation right or all or any portion of an unvested restricted stock award.

Changes in Capitalization

In the event of any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, that affects the shares of the Company’s common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of rights, then the Plan Committee must, in such manner as it may deem equitable, adjust the number of shares as to which future awards may be made under the 2012 Equity Incentive Plan and the number of shares subject to and exercise prices of outstanding awards.

Change in Control

Unless provided otherwise in the terms of the applicable award agreement, upon the occurrence of a change in control of the Company, all outstanding unvested stock options, stock appreciation rights and restricted stock awards granted under the 2012 Equity Incentive Plan will vest in full.  The term “change in control” is defined in the 2012 Equity Incentive Plan as the occurrence of any of the following events: (i) any third person or group becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors may be cast (other than a tax-qualified employee benefit plan of the Company); (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company; or (iii) a tender offer or exchange offer for 25% or more of the total outstanding shares of the Company’s common stock is completed (other than such an offer by the Company).

Duration and Modification of the 2012 Equity Incentive Plan

The 2012 Equity Incentive Plan will remain in effect for a term of 15 years, after which no further awards may be made. The Company’s Board of Directors may at any time suspend or terminate or amend or revise the 2012 Equity Incentive Plan in whole or in part, except, in the case of an amendment or revision, to the extent shareholder approval is required under the Internal Revenue Code or the rules of any stock exchange or automated quotation system on which the Company’s common stock may then be listed or traded or on which the Company seeks to list or trade its common stock.

Federal Income Tax Consequences

The following discussion is intended for the information of shareholders considering how to vote on approval of the 2012 Equity Incentive Plan, and not as tax guidance to plan participants. Under current federal income tax laws, awards of stock options, stock appreciation rights, restricted stock and restricted stock units will generally have the following federal income tax consequences:

(1)	The grant of a stock option will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant.

(2)
If the participant exercises an incentive stock option, the exercise of the option will generally not, by itself, result in the recognition of taxable income by the participant or entitle the Company to a deduction at the time of exercise. However, the difference between the exercise price and the fair market value of the shares of common stock acquired on the date of exercise is an item of adjustment included for purposes of calculating the participant’s alternative minimum tax.

If the participant does not hold the shares of common stock acquired upon exercise of an incentive stock option for at least one year after the exercise of the stock option or two years after the grant of the stock option, whichever is later, the participant will recognize ordinary (compensation) income upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the stock option. If this happens, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, that the participant recognizes. The participant also will recognize a capital gain (loss) to the extent the sale price exceeds (is less than) the fair market value of the shares of common stock on the date of exercise of the stock option. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option.

If the participant holds the shares of common stock acquired upon exercise of an incentive stock option for one year after the stock option is exercised and two years after the option is granted, the participant will recognize a capital gain (loss) upon disposition of the shares to the extent the sale price exceeds (is less than) the exercise price. This capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option. The Company will not be entitled to a corresponding deduction for any such capital gain.

(3)
If the participant exercises a non-qualified stock option, the participant will recognize ordinary (compensation) income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of common stock acquired pursuant to the exercise and the exercise price of the non-qualified stock option. The Company will be allowed a deduction in the amount of any ordinary income recognized by the participant upon exercise of the non-qualified stock option. When the participant sells the shares acquired upon exercise of a non-qualified stock option, the participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the date of exercise to the date of sale. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the participant does not hold the shares for more than one year after the exercise of the stock option and long-term if the participant does hold the shares for more than one year after the exercise of the stock option.

(4)
The grant of a stock appreciation right will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. If the participant exercises a stock appreciation right, the participant will recognize ordinary (compensation) income on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares of common stock underlying the stock appreciation right being exercised and the exercise price of the stock appreciation right.  The Company will be entitled to a corresponding tax deduction. To the extent the stock appreciation right is settled in shares of common stock, when the participant sells the shares, the participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the date of exercise. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the participant does not hold the shares for more than one year after the exercise of the stock appreciation right and long-term if the participant does hold the shares for more than one year after the exercise of the stock appreciation right.

(5)
The grant of shares of restricted stock will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. Holders of shares of restricted stock will recognize ordinary (compensation) income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted stock may generally elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income in the amount of the fair market value of the shares of restricted stock on the date of grant.  The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. When the participant disposes of shares granted as restricted stock, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognized ordinary income will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The holding period begins when the shares of restricted stock vest, unless a Section 83(b) election is made, in which case the holding period begins upon the restricted stock grant date.  The Company will not be entitled to a corresponding deduction for any such capital gain. Holders of shares of restricted stock also will recognize ordinary income equal to any dividend when such payments are received, even if the restricted stock remains subject to a substantial risk of forfeiture.

(6)
The grant of restricted stock units will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. Upon issuance of the underlying shares, the participant will generally recognize ordinary (compensation) income in the amount of the fair market value of the shares issued to the participant. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant. When the participant disposes of any shares of common stock issued upon settlement of the restricted stock units, the difference between the amount received by the participant upon the disposition and the fair market value of the shares on the date the participant recognized ordinary income with respect to the shares will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The Company will not be entitled to a corresponding deduction for any such capital gain.

Proposed Awards under the 2012 Incentive Plan

No awards have been proposed under the 2012 Equity Incentive Plan as of the date of this proxy statement.

PROPOSAL III
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has renewed its arrangement with Hacker, Johnson & Smith, PA to be its independent auditors for the year ending December 31, 2012, subject to ratification of that appointment by Sunshine Financial’s stockholders at the annual meeting.  In making its determination to renew its arrangement with Hacker, Johnson & Smith, PA as the Company’s independent auditors for the 2012 fiscal year, the Audit Committee considered the non-audit services that the independent auditors provided during the 2011 fiscal year and determined that the provision of these services is compatible with and does not impair the auditors’ independence.  The Audit Committee pre-approves all audit and non-audit services performed by the independent auditors.  A representative of Hacker, Johnson & Smith, PA is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Your ratification of the Audit Committee’s selection of Hacker, Johnson & Smith, PA is not necessary because the Audit Committee has responsibility for selection of our independent registered public accounting firm.  However, the Audit Committee will take your vote on this proposal into consideration when selecting our independent registered public accounting firm.  The Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year, if it determines that such a change would be in the best interest of Sunshine Financial and its stockholders.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Hacker, Johnson & Smith, PA as Sunshine Financial’s independent registered public accounting firm for the year ending December 31, 2012.

Independent Auditing Firm Fees

Hacker, Johnson & Smith, PA was the Company’s principal auditor for fiscal 2011 and 2010.  The aggregate fees billed to the Company by Hacker, Johnson & Smith, PA and its affiliates for the years ended December 31, 2011 and 2010 were as follows:

	Year Ended December 31,
	2011	2010

Audit Fees(1)	$71,000	$74,000
Audit Related Fees	---	---
Tax Fees(2)	5,000	5,000
All Other Fees	---	---
____________________________
(1)  Includes $10,000 and $25,000 of fees during 2011 and 2010, respectively, related to our mutual to stock conversion which was completed in April 2011.
(2)   Fees related to the preparation and filing of our annual tax filings.

Pre-Approval of Audit and Non-Audit Services

Pursuant to the terms of its charter, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditors.  The Audit Committee must pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors.  The Audit Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with its charter for the engagement of the independent auditors to render permissible non-audit services to the Company, provided that any pre-approvals delegated to one or more members of the committee are reported to the committee at its next scheduled meeting.  At this time, the Audit Committee has not adopted any pre-approval policies.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of Sunshine Financial operates under a written charter adopted by the full Board of Directors.  In fulfilling its oversight responsibility of reviewing the services performed by Sunshine Financial’s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors.  The Audit Committee also discussed with Sunshine Financial’s independent auditors the overall scope and plans for the audit.  The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of Sunshine Financial’s internal controls, and the overall quality of Sunshine Financial’s financial reporting.  The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under the caption “Relationship with Independent Auditors” above.

Sunshine Financial’s Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.  Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

The Audit Committee has issued the following report with respect to the audited financial statements of Sunshine Financial for the year ended December 31, 2011.

(i)	The Audit Committee has reviewed and discussed with Sunshine Financial’s management Sunshine Financial’s audited financial statements for the year ended December 31, 2011;

(ii)
The Audit Committee has discussed with Hacker, Johnson & Smith, PA, the independent auditors for Sunshine Financial, the matters required in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in rule 3200T; and

(iii)
The Audit Committee has received the written disclosures and the letter from Hacker, Johnson & Smith, PA, required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, disclosing the matters that, in the auditors' judgment, may reasonably be thought to bear on the auditors' independence from Sunshine Financial, and has discussed with the auditors their independence from Sunshine Financial.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the 2011 audited financial statements be included in Sunshine Financial’s Annual Report on Form 10-K for the year ended December 31, 2011.

Submitted by the Audit Committee of Sunshine Financial’s Board of Directors:

Benjamin F. Betts, Jr. (Chair)	Robert K. Bacon
Doris K. Richter	Patrick Lyons

LOANS AND RELATED TRANSACTIONS
WITH EXECUTIVE OFFICERS AND DIRECTORS

Sunshine Savings Bank may engage in a transaction or series of transactions with our directors, executive officers and certain persons related to them.  These transactions are subject to the review and approval of the Board of Directors of Sunshine Savings Bank.  During the year ended December 31, 2011, there were no transactions of this nature, the amount of which exceeded $120,000.  All future material affiliated transactions and loans, and any forgiveness of these loans, must be approved by a majority of our independent directors who do not have an interest in the transaction and who have access, at our expense, to our legal counsel or independent legal counsel.

Sunshine Savings Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations.  Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions with persons not related to Sunshine Savings Bank prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features.  All loans to directors and executive officers and their related persons totaled approximately $100,000 at December 31, 2011, and were performing in accordance with their terms at that date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Sunshine Financial’s directors and executive officers, and persons who own more than 10% of Sunshine Financial’s common stock to report their initial ownership of Sunshine Financial’s common stock and any subsequent changes in that ownership to the SEC.  Specific due dates for these reports have been established by the SEC and Sunshine Financial is required to disclose in this proxy statement any late filings or failures to file.

Sunshine Financial believes, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2011, that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with, except for Mr. Baggett who inadvertently failed to timely file a Form 4 in connection with a transaction involving the sale of 4,750 shares of Company common stock from Mr. Baggett’s 401(k) plan account by the Company’s 401(k) Plan trustee pursuant to an automatic re-balancing feature under the plan.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at the meeting must be received at the Company’s executive office at 1400 East Park Avenue, Tallahassee, Florida 32301 no later than December 21, 2012.  All stockholder proposals submitted for inclusion in the Company’s proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s charter and bylaws.

In addition to the deadline and other requirements referred to above for submitting a stockholder proposal to be included in the Company’s proxy materials for its next annual meeting of stockholders, the Company’s bylaws require a separate notification to be made in order for a stockholder proposal to be eligible for presentation at the meeting, regardless of whether the proposal is included in the Company’s proxy materials for the meeting.  In order to be eligible for presentation at the Company’s next annual meeting of stockholders, written notice of a stockholder proposal containing the information specified in Article I, Section 6 of the Company’s bylaws must be received by the Secretary of the Company not earlier than the close of business on January 23, 2013 and not later than the close of business on February 22, 2013.  If, however, the date of the next annual meeting is before May 3, 2013 or after July 22, 2013, the notice of the stockholder proposal must instead be received by the Company’s Secretary not earlier than the close of business on the 120th day prior to the date of the next annual meeting and not later than the close of business on the later of the 90th day before the date of the next annual meeting or the tenth day following the first to occur of the day on which notice of the date of the next annual meeting is mailed or otherwise transmitted or the day on which public announcement of the date of the next annual meeting is first made by the Company.

OTHER MATTERS

We are not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

ADDITIONAL INFORMATION

Sunshine Financial will pay the costs of soliciting proxies.  Proxies may be solicited by certain officers and employees of the Company personally or by written communication, telephone, facsimile or other means, for which they will receive no compensation in addition to their normal compensation.  The Company has engaged Regan & Associates, Inc. to assist in the solicitation of proxies and to provide related advice and informational support for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $4,000 in the aggregate.  The Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

APPENDIX A

SUNSHINE FINANCIAL, INC.

2012 EQUITY INCENTIVE PLAN

A-ii

SUNSHINE FINANCIAL, INC.
2012 EQUITY INCENTIVE PLAN

ARTICLE I
PURPOSE

Section 1.1   General Purpose of the Plan.

The purpose of the Plan is to promote the long-term growth and profitability of Sunshine Financial, Inc., to provide directors, advisory or emeritus directors, officers and employees of Sunshine Financial, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Sunshine Financial, Inc. in order to provide Plan Participants with incentives that are closely linked to the interests of all stockholders of Sunshine Financial, Inc.  The Plan is not intended to expose the Company to imprudent risks.

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f) respectively, of the Code.

Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award or any other benefit under this Plan.

Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Participant that are exercisable, following the Participant’s death.

Board means the Board of Directors of Sunshine Financial, Inc. and any successor thereto.

Change in Control means any of the following events:

(a)         any third Person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of Shares with respect to which 25% or more of the total number of votes that may be cast for the election of the Board (other than a tax-qualified plan of the Company or its Affiliate);

(b)         as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election(s), or combination of the foregoing, the individuals who were members of the Board of Directors on the date of adoption of this Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or

    (c)           a tender offer or exchange offer for 25% or more of the total outstanding Shares is completed (other than such an offer by the Company).

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the Committee described in Article IV.

Company means Sunshine Financial, Inc., a Maryland corporation, and any successor thereto.

Disability means a total and permanent disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.

Effective Date means the date on which the Plan is approved by the stockholders of Sunshine Financial, Inc.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.

Fair Market Value means, with respect to a Share on a specified date:

(a)         If the Shares are listed on any U.S. national securities exchange registered under the Securities Exchange Act of 1934 (“National Exchange”), the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

(b)         If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

(c)         In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

Family Member means with respect to any Participant:

(a)         the lineal ascendants and lineal descendants of such Participant or his or her spouse, or any one or more of them, or

(b)         an entity wholly owned by, including, but not limited to, a trust the exclusive beneficiaries of which are one or more of the lineal ascendants or lineal descendants of such Participant or his or her spouse, or wholly owned jointly by one or more of them and the Participant.

Incentive Stock Option means a right to purchase Shares that is granted to an employee of the Company or any Affiliate that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.

Non-Qualified Stock Option means a right to purchase Shares that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.

Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Participant means any director, advisory or emeritus director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

Permitted Transferee means, with respect to any Participant, a Family Member of the Participant to whom an Award has been transferred as permitted hereunder.

Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Plan means the Sunshine Financial, Inc. 2012 Equity Incentive Plan, as amended from time to time.

Restricted Stock Award means an award of Shares or Share Units pursuant to Article VII.

Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a director, advisory or emeritus director, officer or employee of the Company or any Affiliate.

Share means a share of common stock, par value $.01 per share, of Sunshine Financial, Inc.

Share Unit means the right to receive a Share at a specified future date.

Stock Appreciation Right means the right to receive a payment in Shares or cash measured by the increase in the Fair Market Value of a Share over the Exercise Price of that Stock Appreciation Right.

Stock Appreciation Right Holder means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.

Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  No act or failure to act on Participant’s part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

    Vesting Date means the date or dates on which the grant of an Option or Stock Appreciation Right is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.
ARTICLE III
AVAILABLE SHARES

Section 3.1   Shares Available Under the Plan.

Subject to adjustment under Article IX, the maximum aggregate number of Shares representing Awards shall not exceed 172,823 Shares.  Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both.

Section 3.2   Shares Available for Options and Stock Appreciation Rights.

Subject to adjustment under Article IX, the maximum aggregate number of Shares which may be issued upon exercise of Options and Stock Appreciation Rights shall be 123,445 Shares, and the maximum aggregate number of Shares which may be issued upon exercise of Options and Stock Appreciation Rights to any one individual in any calendar year shall be 30,862 Shares.  The maximum number of Shares which may be issued as Incentive Stock Options shall be 123,445.

Section 3.3   Shares Available for Restricted Stock Awards.

Subject to adjustment under Article IX, the maximum number of Shares which may be issued upon award or vesting of Restricted Stock Awards under the Plan shall be 49,378 Shares and the maximum aggregate number of Shares which may be issued upon award or vesting of Restricted Stock Awards to any one individual in any calendar year shall be 12,345.

Section 3.4   Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or Stock Appreciation Right or in connection with a Restricted Stock Award.  Any Award subsequently forfeited, in whole or in part, shall not be considered issued. If any Award granted under the Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under the Plan.  To the extent that Shares are delivered pursuant to the exercise of a Stock Appreciation Right, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued.

ARTICLE IV
ADMINISTRATION

Section 4.1   Committee.

(a)           The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be an “Outside Director” within the meaning of Section 162(m) of the Code or a successor rule or regulation, a

“Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director” under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.

    (b)           The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)           The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

Section 4.2   Committee Powers.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a)         to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to Awards to be issued or granted, and the terms and conditions thereof;

(b)         with the consent of the Participant, to the extent deemed necessary by the Committee, to amend or modify the terms of any outstanding Award or accelerate or defer the Vesting Date thereof;

(c)         to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(d)         to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS

Section 5.1   Grant of Options.

(a)           Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.  Only employees of the Company or its Affiliates may receive Incentive Stock Options.

(b)           Any Option granted shall be evidenced by an Award Agreement which shall:

(i)           specify the number of Shares covered by the Option;

(ii)           specify the Exercise Price;

(iii)           specify the Exercise Period;

(iv)           specify the Vesting Date; and

(v)           contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

   Section 5.2   Size of Option.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3   Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4   Exercise Period.

The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)         the date specified by the Committee in the Award Agreement;

(b)         the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability or a Termination for Cause;

(c)         the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death or Disability;

(d)         as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)         the last day of the fifteen-year period commencing on the date on which the Option was granted.

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5   Vesting Date.

(a)           The Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)           if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Option shall be forfeited without consideration;

(ii)           if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii)           if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

   Section 5.6   Additional Restrictions on Incentive Stock Options.

An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)         Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

(b)         Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.

(c)         The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten years.

(d)         Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

Section 5.7   Method of Exercise.

(a)           Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:

(i)             giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii)            delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii)           satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i)            in cash (by certified or bank check or such other instrument as the Company may accept); or

       (ii)           if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii)          by a combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause Shares to be issued by book-entry procedures, in either event evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 5.8   Limitations on Options.

(a)           An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i)           the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii)           the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

Section 5.9   Prohibition Against Option Repricing.

Except as provided in Section 9.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Option or Award.

ARTICLE VI
STOCK APPRECIATION RIGHTS

Section 6.1   Grant of Stock Appreciation Rights.

(a)           Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant a Stock Appreciation Right.  A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right.  A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates.  The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel a tandem Stock Appreciation Right for a like number of Shares.

(b)           Any Stock Appreciation Right granted shall be evidenced by an Award Agreement which shall:

(i)           specify the number of Shares covered by the Stock Appreciation Right;

(ii)           specify the Exercise Price;

(iii)           specify the Exercise Period;

(iv)           specify the Vesting Date;

(v)           specify that the Stock Appreciation Right shall be settled in cash or Shares, or a combination of cash or Shares; and

(vi)           contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 6.2   Size of Stock Appreciation Right.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Stock Appreciation Rights shall be determined by the Committee, in its discretion.

   Section 6.3   Exercise Price.

The price per Share at which a Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

Section 6.4   Exercise Period.

The Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)         the date specified by the Committee in the Award Agreement;

(b)         the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability or a Termination for Cause;

(c)         the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death or Disability;

(d)         as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)         the last day of the fifteen-year period commencing on the date on which the Stock Appreciation Right was granted.

A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 6.5   Vesting Date.

(a)           The Vesting Date for each Stock Appreciation Right Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)           if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Award shall be forfeited without consideration;

(ii)           if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii)           if a Change in Control occurs prior to the Vesting Date of a Stock Appreciation Right Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 6.6   Method of Exercise.

(a)           Subject to the limitations of the Plan and the Award Agreement, a Participant may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Stock Appreciation Right Holder shall exercise a Stock Appreciation Right by:
(i)           giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Stock Appreciation Right; and

(ii)           satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Stock Appreciation Right Holder (or, in the event of his or her death, his or her Beneficiary) of cash or a number of Shares with an aggregate Fair Market Value equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, times the number of Stock Appreciation Rights exercised.  The Person exercising the Stock Appreciation Right shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 6.7   Limitations on Stock Appreciation Rights.

(a)           A Stock Appreciation Right by its terms shall not be transferable by the Stock Appreciation Right Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Stock Appreciation Right Holder, only by the Stock Appreciation Right Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Stock Appreciation Right under the Plan, apply to the Committee for approval to transfer all or any portion of such Stock Appreciation Right which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Stock Appreciation Right, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Stock Appreciation Right depends on the life, Service or other status of the Participant, such privilege of the Stock Appreciation Right for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company's obligation to deliver Shares with respect to a Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Stock Appreciation Right Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i)           the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii)           the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

    (c)           A Stock Appreciation Right Holder may designate a Beneficiary to receive any Stock Appreciation Right that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Stock Appreciation Right Holder, or in the event that no Beneficiary has been designated, any Stock Appreciation Rights that may be exercised following the Stock Appreciation Right Holder's death shall be transferred to the Stock Appreciation Right Holder's estate. If the Stock Appreciation Right Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Stock Appreciation Right Holder shall be deemed to have survived the Beneficiary.

Section 6.8   Prohibition Against Stock Appreciation Right Repricing.

Except as provided in Section 9.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of a Stock Appreciation Right pursuant to the Plan to amend or modify the Exercise Price of any such Stock Appreciation Right, or to cancel the Stock Appreciation Right at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Stock Appreciation Right or Award.

ARTICLE VII
RESTRICTED STOCK AWARDS

Section 7.1   In General.

(a)           Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:

(i)           the number of Shares or Share Units covered by the Restricted Stock Award;

(ii)           the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Shares or Share Units;

(iii)           the date of grant of the Restricted Stock Award;

(iv)           the Vesting Date for the Restricted Stock Award;

(v)           as to Restricted Stock Awards awarding Shares, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

(vi)           as to Restricted Stock Awards awarding Share Units, the rights of the Participant with respect to attributes of the Share Units which are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances pursuant to which Share Units shall be converted to Shares;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b)           All Restricted Stock Awards consisting of Shares shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company’s stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company’s stock transfer agent:

These shares of common stock are subject to the terms of an Award Agreement between Sunshine Financial, Inc. and [Name of Participant] dated [Award Date] made pursuant to the terms of the Sunshine Financial, Inc. 2012 Equity Incentive Plan, copies of which are on file at the executive offices of Sunshine Financial, Inc. and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive communication or legend as the Committee, in its discretion, may specify.

(c)           Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, provided, however, that a Participant may, at any time at or after the grant of a Restricted Stock Award under the Plan, apply to the Committee for approval to transfer all or any portion of such Restricted Stock Award which is then unvested to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Stock Award, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Stock Award depends on the life, Service or other status of the Participant, such privilege of the Restricted Stock Award for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

Section 7.2   Vesting Date.

(a)           The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)           if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Shares or Share Units shall be forfeited without consideration;

(ii)           if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and

(iii)           if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

Section 7.3   Dividend Rights.

Unless otherwise specified in the Award Agreement, any dividends or distributions declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, or an equivalent amount in the case of a Restricted Stock Award awarding Share Units, shall be paid to the Participant at the same time they are paid to all other shareholders of the Company.

Section 7.4   Voting Rights.

Unless otherwise specified in the Award Agreement, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Participant.

   Section 7.5   Designation of Beneficiary.

A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares or Shares distributed in satisfaction of any unvested Share Units that become vested on the date of the Participant’s death.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.

Section 7.6   Manner of Distribution of Awards.

The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VIII
SPECIAL TAX PROVISION

Section 8.1   Tax Withholding Rights.

Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE IX
AMENDMENT AND TERMINATION

Section 9.1   Termination

The Board may suspend or terminate the Plan in whole or in part at any time prior to the fifteenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, the Plan shall terminate automatically on the fifteenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

Section 9.2   Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

   Section 9.3   Adjustments in the Event of Business Reorganization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i)           the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;

(ii)           the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(iii)           the Exercise Price of Options and Stock Appreciation Rights.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE X
MISCELLANEOUS

Section 10.1  Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 10.2  No Right to Continued Employment.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a director, advisory director or employee of the Company.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.

Section 10.3  Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

   Section 10.4  Severability.

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 10.5  Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of Florida without giving effect to the conflict of laws principles thereof.  The federal and state courts located in the County or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 10.6  Headings.

The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 10.7  Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 10.8  Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)           If to the Committee:

Sunshine Financial, Inc.

1400 East Park Avenue
Tallahassee, Florida  32301
Attention:  Corporate Secretary

(b)           If to a Participant, to such person’s address as shown in the Company’s records.

Section 10.9  Approval of Shareholders.

The Plan shall be subject to approval by the Company’s shareholders within twelve (12) months before or after the date the Board adopts the Plan.

   Section 10.10  Clawback.

All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.

Section 10.11  Compliance with Section 409A.

The Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code, to the extent applicable, and the Plan shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereunder is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, except as otherwise determined by the Committee.  In the case of amounts not intended to be deferrals of compensation subject to Section 409A, such as, but not limited to, annual incentive Awards, payment or settlement of amounts under such Awards shall occur not later than March 15 of the year following the year in which the Participant has a legally-binding right to payment or settlement (or such later time as permitted under the Section 409A regulations that does not cause the amount to be considered a deferral of compensation for purposes of Section 409A). In the case of amounts intended to be deferrals of compensation subject to Section 409A, the initial deferral election shall be made and become irrevocable no later than December 31 of the year immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for “performance-based compensation” as defined under Section 409A.  If an amount that is subject to Section 409A becomes payable under an Award as a result of the Participant's separation from service (other than due to death), and the Participant is a “specified employee” (as defined under Section 409A), then payment of such amount shall not occur until six (6) months and a day after the date of Participant’s “separation from service” (as defined under Section 409A) except as permitted under Section 409A.

REVOCABLE PROXY

Sunshine Financial, Inc.

ANNUAL MEETING OF STOCKHOLDERS
May 23, 2012

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints the members of the Board of Directors of Sunshine Financial, Inc., with full power of substitution, to act as proxies for the undersigned to vote all shares of common stock of Sunshine Financial, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sunshine Financial, Inc. to be held at 10:00 AM, local time, on May 23, 2012 at Sunshine Savings Bank's offices located at 1400 East Park Avenue, Tallahassee, Florida, and at any and all adjournments or postponements thereof, as indicated on the reverse side.

This proxy, when properly executed and timely returned, will be voted as directed herein. If no direction is given, this proxy will be voted "FOR" all director nominees, "FOR" the 2012 Equity Incentive Plan and "FOR" ratification of Sunshine Financial, Inc.'s independent registered public accounting firm, and in the discretion of the proxy holder on any other matters that may properly come before the meeting or any adjournment or postponement thereof. Should a nominee be unable to serve as a director, an event that we do not anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors of Sunshine Financial, Inc.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

SUNSHINE FINANCIAL, INC. — ANNUAL MEETING, MAY 23, 2012

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1. Call **toll free 1-855-288-8992** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

or

2. Via the Internet at **http://www.rtcoproxy.com/ssnf** and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

6990

REVOCABLE PROXY
Sunshine Financial, Inc.

Annual Meeting of Stockholders
MAY 23, 2012

X PLEASE MARK VOTES AS IN THIS EXAMPLE

	For	With-hold	For All Except
1. To elect the following director nominees, each for a three year term:	☐	☐	☐

(01) ROBERT K. BACON
(02) FRED G. SHELFER, JR.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

____

	For	Against	Abstain
2. To approve the Sunshine Financial, Inc. 2012 Equity Incentive Plan.	☐	☐	☐
3. To ratify the appointment of Hacker, Johnson & Smith, PA as our independent registered public accounting firm for the year ending December 31, 2012.	☐	☐	☐

To transact such other business that may properly come before the meeting, or any adjournments thereof.

The Board of Directors recommends a vote "FOR" proposals 1, 2 and 3 listed above.

Mark here if you plan to attend the meeting ☐

Mark here for address change and note change ☐

____

____

____

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

A telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 23, 2012. It is not necessary to return this proxy if you vote by telephone or internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 23, 2012:

1-855-288-8992

Vote by Internet

anytime prior to 3 a.m., May 23, 2012 go to

http://www.rtcoproxy.com/ssnf

Please note that the last vote received, whether by telephone, internet or by mail, will be the vote counted.

Your vote is important!